Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share
EARNINGS PER SHARE
NOTE 12 - EARNINGS PER SHARE
The following table sets forth the computations of basic and diluted earnings per share:

	Years Ended December 31,
	2011	2010	2009
	(In Thousands, Except per Share Data)

Numerator, net income	$7,356	$7,313	$7,063

Denominator:
Denominator for basic earnings per share, weighted average shares	3,073	2,762	2,750
Effect of dilutive securities, employee stock options	3	4	16

Denominator for diluted earnings per share, adjusted weighted average shares and assumed conversions	3,076	2,766	2,766

Basic earnings per common share	$2.39	$2.65	$2.57

Diluted earnings per common share	$2.39	$2.64	$2.55

Stock options which had no intrinsic value because their effect would be anti-dilutive and therefore would not be included in the diluted EPS calculation were 157,000, 140,150, and 109,821 for the years ended December 31, 2011, 2010 and 2009, respectively.